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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)          AUGUST 8, 2000
                                                   ----------------------------


                               CRITICAL PATH, INC.
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             (Exact name of registrant as specified in its charter)




         CALIFORNIA                  000-25331             91-1788300
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(State or other jurisdiction      (Commission File       (I.R.S. Employer
      of incorporation)                Number)          Identification No.)


320 1ST STREET, SAN FRANCISCO, CALIFORNIA                         94105
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code        (415) 808-8800
                                                   ----------------------------


                                  INAPPLICABLE
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          (Former name or former address if changed since last report)




Exhibit Index located on page 4.


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ITEM 5.           OTHER EVENTS

         Pursuant to an Agreement and Plan of Reorganization dated August 8, 2000, by and among Critical Path, Inc., a California corporation ("Registrant" or "Critical Path"), Prince Acquisition Corp., a California corporation and wholly-owned subsidiary of Registrant ("Registrant Sub") and PeerLogic, Inc., a California Corporation ("PeerLogic"), PeerLogic is expected to merge with and into Registrant Sub with PeerLogic surviving as a wholly-owned subsidiary of Registrant.

         Each of the 15,669,775 shares of Capital Stock of PeerLogic issued and outstanding immediately prior to the Effective Time will be converted automatically into shares of Registrant Common Stock. The number of shares of Registrant Common Stock to be issued in exchange for the acquisition by Registrant of all outstanding PeerLogic Common Stock and PeerLogic Preferred Stock shall be 6,400,000 (the "Stock Consideration"). No adjustment shall be made in the number of shares of Registrant Common Stock issued in the Merger as a result of any cash proceeds received by PeerLogic prior to the Closing Date pursuant to the exercise of options to acquire PeerLogic Capital Stock. At the Effective Time, all options to purchase PeerLogic Common Stock then outstanding under PeerLogic's stock option plans shall be assumed by Registrant and shall be converted on the same basis as PeerLogic Stock.

         The information that is set forth in the Registrant's Press Releases dated August 9, 2000 is incorporated herein by reference.


         THE FOLLOWING EXHIBITS ARE FILED HEREWITH:

5 Agreement and Plan or Reorganization, dated August 8, 2000 by and between Critical Path, Inc., PeerLogic, Inc. and Prince Acquisition Corp.

99.1 Text of Press release dated August 9, 2000, regarding the completion of the acquisition of PeerLogic, Inc.



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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       CRITICAL PATH, INC.



                                       By: /s/ Mark J. Rubash
                                         --------------------------------------
                                           Mark J. Rubash
                                           Executive Vice President and
                                           Chief Financial Officer


Dated:  August 22, 2000



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                                  EXHIBIT INDEX

Exhibit
Number     Description
-------    -----------
  5        Agreement and Plan or Reorganization, dated August 8, 2000 by and between Critical Path, Inc., PeerLogic, Inc. and Prince Acquisition
           Corp.

99.1 Text of Press release of Critical Path, Inc., dated August 9, 2000, regarding the completion of the acquisition of PeerLogic, Inc.




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